EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Provision Holding, Inc. (the "Company") for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission (the "Report"), I, Curt Thornton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Curt Thornton

Curt Thornton
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)

Date: May 21, 2015